Exhibit 99.1

INTELLICELL BIOSCIENCES COMPLETES MERGER WITH MEDIA EXCHANGE GROUP

NEW YORK, NY, June 7, 2011 - IntelliCell BioSciences Inc. (“IntelliCell” or the “Company”) today announced that its previously announced merger with Media Exchange Group, Inc. (“MEG”) (OTCQB: CWLC) has been completed. As a result of the merger, IntelliCell is now a wholly-owned subsidiary of MEG. IntelliCell is a pioneering regenerative medicine company focused on the expanding regenerative medical markets using adipose (fat) derived stromal vascular fraction. Following the completion of the merger, MEG will be renamed IntelliCell Biosciences, Inc. to better reflect its new business direction and the principal business operations of the company going forward will be IntelliCell’s business. Additionally, the company anticipates adopting a new ticker symbol on the OTCQB in the near future.

Dr. Steven Victor, the founder of IntelliCell, was appointed Chairman and CEO of MEG following the merger. In addition, Leonard Mazur and Stuart Goldfarb were appointed as directors of MEG, and Joseph Cellura has resigned as an officer and director of MEG, and Rachel Baer has resigned as an officer of MEG.

Dr. Steven Victor, Chairman and Chief Executive Officer of IntelliCell, stated "the completion of this merger is an important milestone for the Company, and will provide us with the platform and access to resources to advance the development of our promising business. I am very pleased on behalf of our shareholders and investors that we have been able to complete this event, and I look forward to capitalizing on new opportunities and bringing about the realization of our potential for the shareholders.”

Additional information about the merger and IntelliCell, can be found in MEG’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2011.

About IntelliCell

IntelliCell has developed proprietary technologies that allow for the efficient and reproducible separation of stromal vascular fraction (branded “IntelliCell™”) containing adipose adult stem cells that can be performed in tissue processing centers and in doctor’s offices. The Company currently has five such centers and is expected grow to 40 within a year. The Company conducts its business under Section 361 of the FDA regulations for autologous homologous, minimal manipulation criteria. Regenerative medicine is a rapidly expanding set of innovative technologies that restore function by enabling the body to repair, replace, regenerate damaged aging or diseased cells, tissues and organs.

The Company generates revenue by providing IntelliCells™ through its tissue processing centers to dermatologists, plastic surgeons, orthopedists, internists, as well as, a number of other medical specialists. In addition, the Company plans to engage in clinical studies at major medical centers in an effort to obtain FDA approval for clinical indications for their IntelliCells™.

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Forward Looking Statements

Certain statements set forth in this press release constitute "forward-looking statements." Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. Such statements are not guarantees of future performance and are subject to risks and uncertainties that could cause the company's actual results and financial position to differ materially from those included within the forward-looking statements. Forward-looking statements involve risks and uncertainties, including those relating to the Company's ability to grow its business. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, the Company's limited operating history, the limited financial resources, domestic or global economic conditions, activities of competitors and the presence of new or additional competition, and changes in Federal or State laws. More information about the potential factors that could affect the Company's business and financial results is included in the Company's filings, available via the United States Securities and Exchange Commission.

For more information about this topic, please contact Laurel Moody by e-mail at Lmoody@corporateprofile.com
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